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                                                                  Exhibit 99.5


                         INTELLECTUAL PROPERTY AGREEMENT

            This INTELLECTUAL PROPERTY AGREEMENT (the "Agreement") is dated as of _______ __, 1998, between THE DUN & BRADSTREET CORPORATION, a Delaware corporation (the "Corporation"), and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("New D&B") (each a "Party" and collectively, the "Parties").

                                    RECITALS

            WHEREAS, the Corporation, acting through its direct and indirect subsidiaries, currently owns various intellectual property rights used in connection with a number of businesses, which businesses are described in the Distribution Agreement dated as of _________ __, 1998, between the Corporation and New D&B (the "Distribution Agreement"); and

            WHEREAS, the Parties hereto have determined that this Agreement is appropriate in order to effectuate the purposes of the Distribution Agreement as described therein, and in order to promote a clear understanding of their respective intellectual property rights subsequent to the execution of said Distribution Agreement and the Distribution (as defined therein) contemplated thereby;

            NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein and therein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I. DEFINITIONS

            Section 1.01. Except as may be set forth herein, all defined terms shall have the meaning set forth in Article I, Section 1.1 of the Distribution Agreement.

            Section 1.02. "Infringement" shall mean any infringement, imitation, dilution, distortion, misappropriation or other unauthorized use or conduct in violation or derogation of the rights in question.

            Section 1.03. "Intellectual Property" shall mean all intellectual property rights related to the Assets or Businesses of either the Corporation or New D&B as defined in the Distribution Agreement, as they are now or may in future exist or be conducted, including without limitation:

            a. any and all rights, privileges and priorities arising under the laws or treaties of the United States, any state, territory or possession thereof, any other country or political subdivision or territory thereof, or the European Community, relating to intellectual property, including patents, copyrights, trade names, trademarks, service marks, mask works, trade secrets,

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                  inventions, databases, names and logos, trade dress,
                  technology, know-how, and other proprietary information and licenses from third persons granting the right to use any of the foregoing, including all registrations and applications for any of the foregoing that have been issued by or filed with the appropriate authorities, any common-law rights arising from the use of the foregoing, any rights commonly known as "industrial property rights" or the "moral rights" of authors relating to the foregoing, all rights of renewal, continuations, divisions, extensions and the like regarding the foregoing and all claims, causes of action, or other rights arising out of or relating to any actual or threatened Infringement by any person relating to the foregoing;

            b. all computer applications, programs and other software, including without limitation operating software, network software, firmware, middleware, and design software, all design tools, systems documentation and instructions, databases, and related items except to the extent that they may be more specifically addressed in the Data Services Agreement; and

            c. all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product literature, artwork, design, development and manufacturing files, vendor and customer drawings, formulations and specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents.

            Section 1.04. "Intellectual Property Disputes" shall mean any and all controversies, disputes or claims arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement or the Intellectual Property, including, without limitation, any and all claims based on contract, tort, statute or constitution.

ARTICLE II. OWNERSHIP OF INTELLECTUAL PROPERTY.

General Principles of Allocation and Recognition

            Section 2.01. Without limiting any obligation or liability of the Corporation under the Distribution Agreement or any Ancillary Agreement, each of the Parties hereto acknowledges, recognizes and agrees that, after the Distribution, the Corporation (or another member of the RHD Group) shall own all right, title and interest in all Intellectual Property that (i) originated primarily with the conduct of the RHD Business or primarily in connection with the RHD Assets; (ii) was obtained by, or exclusively or primarily for the conduct of, the RHD Business or in connection with the RHD Assets; (iii) was developed exclusively or primarily for the conduct of the RHD Business or in connection with the RHD Assets; (iv) arose from funding by, or exclusively or primarily for the benefit of the conduct of, the RHD Business or in connection with the RHD Assets; or (v) as of the Distribution Date is used or held for use exclusively or

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primarily for the conduct of the RHD Business or in connection with the RHD
Assets. If a conflict exists between any of the subsections (i) through (iv) of this Section or Section 2.02 on the one hand and subsection (v) of this Section on the other hand, then subsection (v) of this Section 2.01 shall prevail.

            Section 2.02. Without limiting any obligation or liability of New D&B under the Distribution Agreement or any Ancillary Agreement, and subject to the provisions set forth in Article III below, each of the Parties hereto acknowledges, recognizes and agrees that, after the Distribution, New D&B (or another member of the New D&B Group) shall own all right, title and interest in all Intellectual Property owned by the Corporation or any of its subsidiaries immediately prior to the Distribution other than Intellectual Property described in subsections (i) through (v) of Section 2.01.

            Section 2.03. Certain Specified Items. Without limiting any obligation or liability of any Party under the Distribution Agreement or any Ancillary Agreement, each of the Parties hereto acknowledges, recognizes and agrees that, after the Distribution, all right, title and interest in all Intellectual Property relating to and associated with the items identified in Schedule A, if any, shall be owned by or vested in the Party indicated therein. This provision is intended to supplement the preceding Sections 2.01 and 2.02 with regard to these specified items, and should not be construed in any manner that would tend to derogate from the validity or applicability of the general principles of allocation and recognition set forth therein. Nevertheless, if a conflict exists between this Section 2.03 and Sections 2.01 and 2.02, then this
Section 2.03 shall prevail.

            Section 2.04. Rights Arising in Future. Each of the Parties hereto acknowledges, recognizes and agrees that, after the Distribution Date, (i) any and all Intellectual Property created by or on behalf of a Party, including common-law rights related thereto, shall belong solely and exclusively to such Party; and (ii) any and all subsequent ownership, possession and use by each Party of the Intellectual Property that it will own subsequent to the Distribution pursuant to the terms of this Agreement (excluding any possession or use pursuant to license granted by another Party), including common-law rights related thereto, shall inure solely to such Party's own benefit.

            Section 2.05. No Warranties. Each of the Parties hereto understands and agrees that, except as otherwise expressly provided, no Party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, making any representation or warranty whatsoever regarding the Intellectual Property, including, without limitation, as to title, value or legal sufficiency. It is also agreed and understood that any and all Intellectual Property assets either transferred or retained by the Parties, as the case may be, shall be "as is, where is".

            Section 2.06. Recognition of Non-Party Rights. The recognition among the Parties of ownership of Intellectual Property rights under Sections 2.01-2.04 of this Agreement is subject to all pre-existing rights, obligations and restrictions of non-parties to this Agreement as of the Distribution Date.

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ARTICLE III. FURTHER ASSURANCES AND COOPERATION.

            Section 3.01. Each Party hereto shall execute and deliver, or cause to be executed and delivered, as and when reasonably requested by any other Party hereto, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other Party may reasonably deem necessary or desirable to effect the purposes of this Agreement and/or to clarify, confirm and/or record the respective ownership rights of the Parties as provided for in this Agreement.

            Section 3.02. Each Party hereto shall reasonably cooperate with the other Parties with respect to any government filings or any other actions reasonably necessary to maintain, enforce and/or record the rights to the Intellectual Property covered by this Agreement.

            Section 3.03. Each Party hereto shall, upon the prior written request of another Party, arrange for the provision of appropriate copies of Records in its possession or control (or the originals thereof if the Party making the request has a reasonable need for such originals) created prior to the Distribution Date and relating to the Intellectual Property, as soon as reasonably practicable following the receipt of such request, but only to the extent such items are not already in the possession or control of the requesting Party.

ARTICLE IV. INDEMNIFICATION.

            Section 4.01. Article III of the Distribution Agreement shall govern the rights of the Corporation and New D&B with respect to indemnification for any and all Indemnifiable Losses incurred by any Party related to the Intellectual Property.

ARTICLE V. DISPUTE RESOLUTION.

            Section 5.01. Article VI of the Distribution Agreement shall govern the rights of the Corporation and New D&B with respect to dispute resolution. The term "Agreement Dispute" in that Article shall be read to include all Intellectual Property Disputes.

ARTICLE VI. MISCELLANEOUS.

            Section 6.01. Complete Agreement; Construction. This Agreement, the Schedules hereto, the Distribution Agreement and the Data Services Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. Other than Sections 2.7, 2.14 and 4.5 of the Distribution Agreement, which shall prevail over any inconsistent or conflicting provisions in this Agreement notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be an

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inconsistency between the provisions of this Agreement and the provisions of the
Distribution Agreement, this Agreement shall prevail.

            Section 6.02. Other Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Distribution Agreement and/or other Ancillary Agreements.

            Section 6.03. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

            Section 6.04. Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the Parties contained in this Agreement shall survive the Distribution Date.

            Section 6.05. Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                  To The Dun & Bradstreet Corporation:

                  c/o The Reuben H. Donnelley Corporation
                  One Manhattanville Road
                  Purchase, NY  10577
                  Telecopy:  (914) 933-6899

                  Attn:  Chief Legal Counsel

                  To The New Dun & Bradstreet Corporation:

                  One Diamond Hill Road
                  Murray Hill, NJ  07974
                  Telecopy:  (908) 665-5827

                  Attn:  Chief Legal Counsel

            Section 6.06. Waivers. The failure of any Party to require strict performance by any other Party of any provision in this Agreement will not waive or diminish that Party's right to demand strict performance thereafter of that or any other provision hereof.

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            Section 6.07. Amendments. Subject to the terms of Section 6.10 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the Parties hereto.

            Section 6.08. Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the other Party hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

            Section 6.09. Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

            Section 6.10. Termination. This Agreement may be terminated and may be amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of the Corporation without the approval of New D&B or the shareholders of the Corporation. In the event of such termination, no Party shall have any liability of any kind to any other Party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the Parties.

            Section 6.11. Subsidiaries. Each of the Parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that is contemplated to be a Subsidiary of such Party on and after the Distribution Date.

            Section 6.12. Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third Parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

            Section 6.13. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

            Section 6.14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

            Section 6.15. Consent to Jurisdiction. Without limiting the provisions of Article V hereof, each of the Parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for he Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be

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brought in such court for jurisdictional reasons, in the Supreme Court of the
State of New York, New York County. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 6.15. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

            Section 6.16. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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            IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        THE DUN & BRADSTREET CORPORATION



                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                        THE NEW DUN & BRADSTREET CORPORATION


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title: